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                                                                EXHIBIT 10.3


                               FIRST AMENDMENT TO
                               COMPOSITE AMENDMENT
                                 AND CONSENT TO
                             PROJECT LOAN AGREEMENT
                         AND SECURITY DEPOSIT AGREEMENT



                  FIRST AMENDMENT, dated as of December 18, 1996, to the Composite Amendment and Consent to Project Loan Agreement and Security Deposit Agreement, among the persons parties to (i) the LOAN AND REIMBURSEMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "Project Loan Agreement"), dated as of May 18, 1994 and (ii) the SECURITY DEPOSIT AND INTERCREDITOR AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "Security Deposit Agreement"), dated as of May 18, 1994.



                               W I T N E S S E T H
                               -------------------


                  WHEREAS, (a) BIRCHWOOD POWER PARTNERS, L.P. (the "Borrower"),
(b) the several banks parties to the Project Loan Agreement (collectively, the "Banks"), (c) JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, ALLSTATE INSURANCE COMPANY, NEW YORK LIFE INSURANCE COMPANY, and other institutions parties to the Project Loan Agreement (collectively, the "Institutions"), (d) BANQUE PARIBAS, NEW YORK BRANCH, BARCLAYS BANK PLC, CREDIT SUISSE and UNION BANK OF CALIFORNIA, as co-agents for the Banks (in such capacity, the "Co-Agents"), (e) CREDIT SUISSE and CREDIT SUISSE, NEW YORK BRANCH, as Issuing Bank (in such capacity, the "Issuing Bank," and together with the Banks and the Institutions, the "Lenders") and (f) CREDIT SUISSE as administrative agent for the Banks and the Issuing Bank (in such capacity, the "Administrative Agent") are parties to the Project Loan Agreement;


                  WHEREAS, the parties to the Project Loan Agreement further amended, confirmed and restated the Project Loan Agreement by that certain Composite Amendment to Project Loan Agreement and Security Deposit Agreement, dated as of April 10, 1996 (the "Composite Amendment"); and

                  WHEREAS, the parties to the Project Loan Agreement have agreed to amend further the Project Loan Agreement, as set forth below;


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                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Project Loan Agreement and used herein are used herein as defined in the Project Loan Agreement.

                  SECTION 2. Amendment to Section 7.4(c). Section 7.4(c) of the Project Loan Agreement is hereby amended by adding "Except as otherwise provided in Section 10.31," to the beginning of the second sentence, and by changing the word "Partial" to "partial".

                  SECTION 3. Amendment to Section 10.31(a). Section 10.31(a) is hereby amended by adding the following sentence at the end of the section:


                  "Notwithstanding anything to the contrary in the first sentence of this Section 10.31(a), if one or more Bank Loan Installment Payment Dates occur before the Initial Repayment Date, the amounts that would, absent this sentence, be payable in accordance with the first sentence of this Section 10.31(a) on such Loan Installment Payment Dates shall not be required to be paid by the Borrower on such dates, but shall instead be paid on the Initial Repayment Date, together with the amount payable in accordance with the first sentence of this Section 10.31(a), and such amounts, the repayment of which is deferred to the Initial Repayment Date, shall bear interest to the Initial Repayment Date at the rates applicable thereto."


                  SECTION 4: Other Matters

                                    A. Effectiveness. This First Amendment shall
                  become effective as of the date that the Administrative Agent shall have received counterparts of this First Amendment, duly executed by the Borrower, the Administrative Agent, the Issuing Bank and the Majority Lenders.

                                    B. Continuing Effect; No Other Amendments.
                  Except as expressly amended or modified hereby, all the provisions of the Project Loan Agreement are and shall remain in full force and effect.

                                    C. GOVERNING LAW. THIS FIRST AMENDMENT SHALL
                  BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                                    D. Counterparts. This First Amendment may be
                  executed by the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall be deemed to constitute one and the same instrument.

                                    E. Fees and Expenses. The Borrower agrees to
                  reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this First Amendment including, without limitation, the fees and disbursements of Simpson Thacher & Bartlett, counsel to the Administrative Agent.


                                  BIRCHWOOD POWER PARTNERS, L.P.

                                  By:   SEI Birchwood, Inc., a General Partner

                                        By:  /s/ T. E. Dorsey
                                             -----------------------------------
                                                 Name: Thomas E. Dorsey
                                                       -------------------------
                                                 Title: Vice President
                                                       -------------------------


                                  By:   Cogentrix/Birchwood Two, L.P., a
                                        General Partner


                                  By:   Cogentrix of Birchwood I, Inc., its
                                        Sole General Partner

                                        By:  /s/ Elizabeth L. Rippetoe
                                             -----------------------------------
                                                 Name: Elizabeth L. Rippetoe
                                                       -------------------------
                                                 Title: Vice President and
                                                        Assistant General
                                                        Counsel
                                                       -------------------------

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                                        CREDIT SUISSE, as Security Agent

                                        By:  /s/ Steven Dowe
                                             -----------------------------------
                                                Name:  Steven Dowe
                                                       -------------------------
                                                Title: Associate
                                                       -------------------------

                                        By:  /s/ Kevin V. Soucy
                                             -----------------------------------
                                                Name:  Kevin V. Soucy
                                                       -------------------------
                                                Title: Associate
                                                       -------------------------



                                        CREDIT SUISSE and CREDIT SUISSE, NEW
                                        YORK BRANCH, as Issuing Bank, as
                                        Administrative Agent, as Co-Agent, as a
                                        Bank, as a Secured Counterparty and as a Secured Party

                                        By:  /s/ Steven Dowe
                                             -----------------------------------
                                                Name:  Steven Dowe
                                                       -------------------------
                                                Title: Associate
                                                       -------------------------

                                        By:  /s/ Kevin V. Soucy
                                             -----------------------------------
                                                Name:  Kevin V. Soucy
                                                       -------------------------
                                                Title: Associate
                                                       -------------------------


                                        BANQUE PARIBAS, NEW YORK BRANCH as a
                                        Co-Agent, as a Bank and as Secured Party

                                        By:  /s/ Frances Ballard, Sr.
                                             -----------------------------------
                                                Name:  Frances Ballard, Sr.
                                                       -------------------------
                                                Title: Vice President
                                                       -------------------------


                                        By:  /s/ David Lee
                                             -----------------------------------
                                                Name:  David Lee
                                                       -------------------------
                                                Title: Vice President
                                                       -------------------------





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                                        BANQUE PARIBAS, PARIS as a Secured Party
                                        and as a Secured Counterparty


                                        By:
                                             -----------------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------

                                        By:
                                             -----------------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------


                                        BARCLAYS BANK PLC as Co-Agent, as a
                                        Bank, as a Secured Counterparty and as a Secured Party


                                        By:
                                             -----------------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------


                                        THE TORONTO-DOMINION BANK as a Bank and
                                        as a Secured Party

                                        By:  /s/ Linda Lavin
                                             -----------------------------------
                                                Name:  Linda Lavin
                                                       -------------------------
                                                Title: Director
                                                       -------------------------


                                        NATIONAL WESTMINSTER BANK as a Bank and
                                        as a Secured Party

                                        By:
                                             -----------------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------


                                        BANQUE NATIONALE DE PARIS as a Bank and
                                        as a Secured Party

                                        By:  /s/ Peter A. Ryan
                                             -----------------------------------
                                                Name:  Peter A. Ryan
                                                       -------------------------
                                                Title: Vice President
                                                       -------------------------




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                                        THE FUJI BANK LTD. as a Bank and as a
                                        Secured Party

                                        By:  /s/ Mr. T. Mitsui
                                             -----------------------------------
                                              Name:  Mr. T. Mitsui
                                                     ---------------------------
                                              Title: Vice President and Manager
                                                     ---------------------------


                                        THE BANK OF NOVA SCOTIA as a Bank and as a Secured Party


                                        By:  /s/ Gary Sabris
                                             -----------------------------------
                                                Name:  Gary Sabris
                                                       -------------------------
                                                Title:
                                                       -------------------------


                                        THE SANWA BANK, LIMITED, NEW YORK BRANCH as a Bank and as a Secured Party

                                        By:
                                             -----------------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------


                                        JOHN HANCOCK MUTUAL LIFE INSURANCE
                                        COMPANY as an Institution and as a
                                        Secured Party

                                        By:  /s/ Daniel R. Revers
                                             -----------------------------------
                                                Name: Daniel R. Revers
                                                       -------------------------
                                                Title: Investment Officer
                                                       -------------------------


                                        JOHN HANCOCK VARIABLE LIFE INSURANCE
                                        COMPANY as an Institution and as a
                                        Secured Party

                                        By:  /s/ M. M. Stapleton
                                             -----------------------------------
                                                Name: M. M. Stapleton
                                                       -------------------------
                                                Title: Vice President
                                                       -------------------------




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                                        MELLON BANK, N.A.,  solely in its
                                        capacity as Trustee for AT&T MASTER
                                        PENSION TRUST as an Institution and as a Secured Party
                                        AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY, and not in its
                                        individual capacity


                                        By:  /s/ Patricia J. Veilleux
                                             -----------------------------------
                                                 Name: Patricia J. Veilleux
                                                       -------------------------
                                                 Title: Associate Counsel
                                                       -------------------------


                                        MELLON BANK, N.A., solely in its capaicy as Trustee FOR NYNEX MASTER PENSION TRUST as an Institution and as a Secured Party
                                        AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY, and not in its
                                        individual capacity


                                        By:  /s/ Patricia J. Veilleux
                                             -----------------------------------
                                                 Name: Patricia J. Veilleux
                                                       -------------------------
                                                 Title: Associate Counsel
                                                       -------------------------


                                        COMMONWEALTH OF PENNSYLVANIA STATE
                                        EMPLOYEES' RETIREMENT SYSTEM as an
                                        Institution and as a Secured Party



                                        By: John Hancock Mutual Life Insurance
                                            Company, as Investment Adviser

                                        By:  /s/ M. M. Stapleton
                                             -----------------------------------
                                                 Name: M. M. Stapleton
                                                       -------------------------
                                                 Title: Vice President
                                                       -------------------------


                                        ALLSTATE INSURANCE COMPANY as an
                                        Institution and as a Secured Party

                                        By:  /s/ S. M. Laude
                                             -----------------------------------
                                                 Name: Steven M. Laude
                                                       -------------------------
                                                 Title: Authorized Signatory
                                                       -------------------------





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                                        ALLSTATE LIFE INSURANCE COMPANY as an
                                        Institution and as a Secured Party

                                        By:  /s/ S. M. Laude
                                             -----------------------------------
                                                 Name: Steven M. Laude
                                                       -------------------------
                                                 Title: Authorized Signatory
                                                       -------------------------


                                        ALLSTATE LIFE INSURANCE COMPANY OF NEW
                                        YORK, as an Institution and as a Secured
                                        Party

                                        By:  /s/ S. M. Laude
                                             -----------------------------------
                                                 Name: Steven M. Laude
                                                       -------------------------
                                                 Title: Authorized Signatory
                                                       -------------------------


                                        NEW YORK LIFE INSURANCE COMPANY, as an
                                        Institution and as a Secured Party

                                        By:  /s/ Jamie N. Manson
                                             -----------------------------------
                                                 Name: Jamie N. Manson
                                                       -------------------------
                                                 Title: Assistant Vice President
                                                       -------------------------


                                        UNION BANK OF CALIFORNIA, N.A. as a
                                        Co-Agent, as a Bank, as a Secured
                                        Counterparty and as a Secured Party

                                        By:  /s/ Melisa M. Lewis
                                             -----------------------------------
                                                 Name: Melisa M. Lewis
                                                       -------------------------
                                                 Title: Vice President
                                                       -------------------------



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